UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

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NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia	1-7102	52-0891669
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20701 Cooperative Way,	Dulles,	VA	20166-6691
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code:  (703) 467-1800

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.35% Collateral Trust Bonds, due 2026	NRUC 26	New York Stock Exchange
5.50% Subordinated Notes, due 2064	NRUC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 28, 2021, National Rural Utilities Cooperative Finance Corporation (the “Company”) announced the appointment of Yu Ling Wang as Senior Vice President and Chief Financial Officer of the Company, effective May 3, 2021. Ms. Wang will succeed J. Andrew Don, who will become the Company’s Chief Executive Officer, when Sheldon C. Petersen, the Company’s current Chief Executive Officer, retires.

Ms. Wang, 46, joined the Company in 1999. During her 22-year tenure, Ms. Wang has held various positions within the Company’s finance department. Ms. Wang has been the Company’s Vice President, Capital Markets since June 2017 after having served as the Company’s Vice President, Capital Markets Relations since June 2012. In her current capacity, Ms. Wang is responsible for Company’s long-term debt treasury operations, investor and banking relations, rating agency engagements, loan syndication, and loan sale functions.

Ms. Wang holds a B.S. in Finance from George Mason University, an M.B.A. and M.S. from the University of Maryland College Park, is a Certified Public Accountant and a Chartered Financial Analyst.

There are no family relationships between Ms. Wang and any executive officer or director of the Company and Ms. Wang does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Wang was not appointed pursuant to any arrangement or understanding between her and any other person.

Item 9.01	Financial Statements and Exhibits.
(d)    The following exhibit is filed as part of this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION

By:	/s/ J. ANDREW DON
J. Andrew Don
Senior Vice President and Chief Financial Officer

Dated:  April 28, 2021